UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04722

FMI Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 226-4555
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2010

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2010

FMI Provident Trust
Strategy Fund
(FMIRX)

A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund
April 26, 2010

Dear Fellow Shareholders:

The FMI Provident Trust Strategy Fund advanced 6.58% for the three months ended March, versus 5.39% for the benchmark Standard & Poor’s 500 Index.  Given the volatility in the equity markets over the last two and a half years, Scott and his team have done an admirable job of protecting and enhancing our returns as shareholders.  Holding a relatively high cash position during the worst of the decline in late 2007 through early 2009 served us well then, and now, with an invested equity position of almost 80%, the Fund has performed admirably in the current recovery.  While valuations are certainly not as attractive as they were 12 months ago, as detailed in Scott’s letter, the Fund is attractively valued and solid investments have been made in a number of attractive equities.

From here, we believe the economy will sustain a moderate 3-4.5% growth rate for the balance of 2010 and early 2011.  This would be characterized as a more subdued recovery, particularly given the sharp contraction of the economy in the most recent recession.  Lingering worries include tight credit, losses in real estate wealth, and an uncertain employment outlook that will certainly, in our opinion, remain problematic for the next 12-18 months.  Inflation, while a long-term concern for all of us, is currently quite muted, given the softness in housing, depressed wages, and significant excess corporate capacity to ease that concern in the immediate future.  At some point down the road, however, the significant fiscal and monetary stimulus, accompanied by the large current budget deficits, and the recently-passed healthcare reform legislation, will need to be addressed if inflation is to be held in check.  The recent rise in the 10-Year Treasury Notes to almost 4% implies that some are starting to raise at least a yellow caution flag.  All of these issues are being continuously monitored by the FMI Provident Trust Strategy Fund management team, and factored in to their investment decisions.

Against this backdrop, we feel we have a portfolio that is well-positioned for the next 12-24 months, and while the moves in both the Fund and the market have been substantial, we think we will be able to continue to find stocks that are attractively priced for the next three to five years.

As always, we thank you very much for your continued support of, and investment in, the FMI Provident Trust Strategy Fund.

Sincerely,

Ted D. Kellner, CFA
Chairman & CEO
Fiduciary Management, Inc. (Adviser)

100 E. Wisconsin Ave. • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Provident Trust Strategy Fund

April 14, 2010

Dear Fellow FMI Provident Trust Strategy Fund Shareholders,

FMI Provident Trust Strategy (FMIRX) gained 6.58%(1) for the three months ended March versus the S&P 500’s 5.39%(2) advance.  More importantly, since being named manager on September 9, 2002, FMIRX gained 90.48% cumulatively versus +50.49% for the S&P 500.

2010 profit expectations for the S&P 500 are $75-$80 which places the stock market valuation at an attractive 15-16X well below the 25X P/E for intermediate corporate bonds (the reciprocal of a 4% yield) and money markets infinite P/E.  During the quarter, we maintained our equity exposure at approximately 80% but increased the median market capitalization of the portfolio from $4.8 billion (March 2009) to $22.0 billion (March 2010), due both to an increase in share prices and new positions in larger companies (Hewlett-Packard and Oracle Corp.).  The Fund continues to emphasize our best research ideas with the top ten positions representing 56.3% of total net assets.  FMIRX is positioned for an S&P 500 2010 range of 1200-1400, an improving employment rate, and annual GDP growth of 3-4.5%.

We are flexible to new ideas and trends, believing the best approach to an uncertain world is an open mind. We remain committed to the greater return power of common stocks (6% per year above inflation since 1900).  Higher 2011 taxes on dividends and earned income (40%+) should improve the attractiveness of more lightly taxed (24%) equity capital gains.

Thank you for your investment in and support of the FMI Provident Trust Strategy Fund.

Best Regards,

J. Scott Harkness
Portfolio Manager

(1)	The Fund’s one-year and annualized 5-year and 10-year returns through March 31, 2010 were 36.34%, 6.69% and 0.85%, respectively.
(2)	The S&P 500 one-year and annualized 5-year and 10-year returns through March 31, 2010 were 49.77%, 1.92% and –0.65%, respectively.

FMI Provident Trust Strategy Fund
COST DISCUSSION

As a shareholder of the FMI Provident Trust Strategy Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Industry Sectors as of March 31, 2010

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/01/09	Value 3/31/10	Period* 10/01/09-3/31/10
FMI Provident Trust Strategy Fund Actual	$1,000.00	$1,102.20	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2009 and March 31, 2010).

FMI Provident Trust Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (Unaudited)

ASSETS:
Investments in securities, at value (cost $97,656,458)	$122,181,646
Receivable from investments sold	1,999,458
Cash	1,117,468
Receivable from shareholders for purchases	364,953
Dividends and interest receivable	76,148
Total assets	$125,739,673
LIABILITIES:
Payable to brokers for investments purchased	$4,870,766
Payable to shareholders for redemptions	22,121
Payable to adviser for management fees	13,324
Other liabilities	73,724
Total liabilities	4,979,935
NET ASSETS:
Capital Stock, $0.01 par value; 300,000,000 shares authorized; 14,909,172 shares outstanding	101,828,560
Net unrealized appreciation on investments	24,525,188
Accumulated net realized loss on investments	(5,558,584)
Distributions in excess of net investment income	(35,426)
Net assets	120,759,738
Total liabilities and net assets	$125,739,673
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($120,759,738 ÷ 14,909,172 shares outstanding)	$8.10

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
March 31, 2010 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 85.2% (a)
COMMON STOCKS — 79.7% (a)
CONSUMER SERVICES SECTOR — 6.0%
	Other Consumer Services — 6.0%
111,740	DeVry, Inc.	$5,249,821	$7,285,448
ELECTRONIC TECHNOLOGY SECTOR — 4.4%
	Computer Processing Hardware — 4.4%
100,000	Hewlett-Packard Co.	5,208,236	5,315,000
FINANCE SECTOR — 19.2%
	Finance/Rental/Leasing — 5.3%
68,850	Visa Inc.	4,622,666	6,267,415
	Investment Banks/Brokers — 4.5%
31,930	The Goldman Sachs
	Group, Inc.	4,199,667	5,448,216
	Investment Managers — 4.8%
52,720	Franklin
	Resources, Inc.	5,653,510	5,846,648
	Major Banks — 4.6%
93,780	PNC Financial
	Services Group, Inc.	4,967,326	5,598,666
HEALTH SERVICES SECTOR — 6.6%
	Health Industry Services — 6.6%
78,830	Express Scripts, Inc.*	3,567,865	8,021,741
INDUSTRIAL SERVICES SECTOR — 4.1%
	Engineering & Construction — 4.1%
110,000	Jacobs Engineering
	Group Inc.*	3,883,885	4,970,900

FMI Provident Trust Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares or
Principal
Amount		Cost	Value
LONG-TERM INVESTMENTS — 85.2% (a) (Continued)
COMMON STOCKS — 79.7% (a) (Continued)
RETAIL TRADE SECTOR — 11.3%
	Apparel/Footwear Retail — 4.7%
134,700	The TJX
	Companies, Inc.	$4,224,408	$5,727,444
	Department Stores — 5.8%
124,730	Kohl’s Corp.*	5,620,667	6,832,709
	Home Improvement Chains — 0.8%
21,370	Fastenal Co.	573,666	1,025,546
TECHNOLOGY SERVICES SECTOR — 26.7%
	Information Technology Services — 22.6%
149,660	Accenture PLC	4,515,017	6,278,237
103,760	Citrix Systems, Inc.*	3,113,527	4,925,487
178,100	Cognizant Technology
	Solutions Corp.*	5,425,968	9,079,538
119,730	Infosys Technologies
	Ltd. SP-ADR	4,769,386	7,046,111
		17,823,898	27,329,373
	Packaged Software — 4.1%
190,400	Oracle Corp.	4,870,766	4,891,376
TRANSPORTATION SECTOR — 1.4%
	Trucking — 1.4%
99,880	Heartland Express, Inc.	1,478,854	1,648,020
	Total common stocks	71,945,235	96,208,502
CORPORATE BONDS — 5.5%(a)
$2,140,000	ConocoPhillips,
	4.75%, due 02/01/14	2,157,181	2,301,196
745,000	The Coca-Cola Co.,
	3.625%, due 03/15/14	741,985	775,006
1,400,000	JP Morgan Chase & Co.,
	4.65%, due 06/01/14	1,395,301	1,479,323
100,000	Hewlett-Packard Co.,
	4.75%, due 06/02/14	100,031	107,963
2,000,000	JP Morgan Chase & Co.,
	3.70%, due 01/20/15	2,019,181	2,012,318
	Total corporate bonds	6,413,679	6,675,806
	Total long-term
	investments	78,358,914	102,884,308
SHORT-TERM INVESTMENTS — 16.0% (a)
	U.S. Treasury Securities — 16.0%
$5,600,000	U.S. Treasury Bills, 0.055% — 0.08%,
	due 04/15/10	5,599,841	5,599,841
6,700,000	U.S. Treasury Bills, 0.07% — 0.12%,
	due 05/13/10	6,699,295	6,699,296
7,000,000	U.S. Treasury Bills, 0.13%, due 06/03/10	6,998,408	6,998,201
	Total short-term
	investments	19,297,544	19,297,338
	Total investments — 101.2%	$97,656,458	122,181,646
	Liabilities, less cash and
	receivables — (1.2%) (a)		(1,421,908)
	TOTAL NET
	ASSETS — 100.0%		$120,759,738

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
SP-ADR–Sponsored American Depositary Receipts

The accompanying notes to financial statements are an integral part of this schedule.

FMI Provident Trust Strategy Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2010 (Unaudited)

INCOME:
Dividends	$461,482
Interest	200,734
Total income	662,216

EXPENSES:
Management fees	362,568
Transfer agent fees	63,811
Administrative and accounting services	52,585
Registration fees	25,610
Professional fees	25,218
Printing and postage expense	13,431
Custodian fees	11,532
Board of Directors fees	4,530
Insurance expense	3,286
Other expenses	8,623
Total expenses before reimbursement	571,194
Less expenses reimbursed by adviser	(35,824)
Net expenses	535,370
NET INVESTMENT INCOME	126,846
NET REALIZED GAIN ON INVESTMENTS	1,665,963
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	8,971,309
NET GAIN ON INVESTMENTS	10,637,272
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,764,118

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2010 (Unaudited) and For the Year Ended September 30, 2009

	2010	2009
OPERATIONS:
Net investment income (loss)	$126,846	$(24,479)
Net realized gain (loss) on investments	1,665,963	(4,726,664)
Net increase in unrealized appreciation on investments	8,971,309	12,527,997
Net increase in net assets from operations	10,764,118	7,776,854

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.0115 and $0.0306 per share, respectively)	(162,272)	(257,500)

FUND SHARE ACTIVITIES:
Proceeds from shares issued (3,812,244 and 8,126,022 shares, respectively)	29,100,694	51,124,949
Net asset value of shares issued in distributions reinvested (20,856 and 41,099 shares, respectively)	159,549	255,180
Cost of shares redeemed (2,497,404 and 2,450,287 shares, respectively)	(18,968,606)	(15,531,379)
Net increase in net assets derived from Fund share activities	10,291,637	35,848,750
TOTAL INCREASE	20,893,483	43,368,104
NET ASSETS AT THE BEGINNING OF THE PERIOD	99,866,255	56,498,151
NET ASSETS AT THE END OF THE PERIOD (Includes overdistributed
net investment income of $35,426 and $81,144, respectively)	$120,759,738	$99,866,255

The accompanying notes to financial statements are an integral part of these statements.

FMI Provident Trust Strategy Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)							For the
	For the							Period From		Year
	Six Month							July 1, 2005 to		Ended
	Period Ending		Years Ended September 30,					September 30,		June 30,
	March 31, 2010		2009		2008	2007	2006	2005		2005
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$7.36		$7.19		$8.13	$7.46	$7.12	$7.10		$6.56
Income from investment operations:
Net investment income (loss)	0.01		(0.00	)*	0.05	0.09	0.04	(0.00	)*	(0.02)
Net realized and unrealized
gains (losses) on investments	0.74		0.20		(0.91)	0.95	0.51	0.25		1.05
Total from investment operations	0.75		0.20		(0.86)	1.04	0.55	0.25		1.03
Less distributions:
Distributions from net investment income	(0.01)		(0.03)		(0.08)	(0.07)	—	—		—
Distributions from net realized gains	—		—		—	(0.30)	(0.21)	(0.23)		(0.49)
Total from distributions	(0.01)		(0.03)		(0.08)	(0.37)	(0.21)	(0.23)		(0.49)
Net asset value, end of period	$8.10		$7.36		$7.19	$8.13	$7.46	$7.12		$7.10

TOTAL RETURN	10.22%	**	2.87%		(10.69% )	14.47%	7.77%	3.49%	**	16.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	120,760		99,866		56,498	60,254	35,521	23,100		19,534
Ratio of expenses (after reimbursement)
to average net assets (a)	1.00%	***	1.00%		1.00%	1.00%	1.00%	1.00%	***	1.20%
Ratio of net investment income (loss)
to average net assets (b)	0.23%	***	(0.04%	)	0.67%	1.17%	0.51%	(0.05%	)***	(0.28% )
Portfolio turnover rate	29%		47%		78%	52%	84%	8%		38%

(a)
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the six month period ending March 31, 2010, for the years ended September 30, 2009, 2008, 2007 and 2006, for the period from July 1, 2005 to September 30, 2005, and for the year ended June 30, 2005, the ratios would have been 1.06%***, 1.17%, 1.20%, 1.23%, 1.40%, 2.18%*** and 1.82%, respectively.

(b)
If the Fund had paid all of its expenses for the six month period ending March 31, 2010, for the years ended September 30, 2009, 2008, 2007 and 2006, for the period from July 1, 2005 to September 30, 2005, and for the year ended June 30, 2005, the ratios would have been 0.17%***, (0.21%), 0.47%, 0.94%,  0.11%, (1.23)%*** and (0.90%), respectively.

*	Amount less than $0.005 per share.
**	Not annualized.
***	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2010 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (the “Company”), which is registered as an open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one non-diversified fund – FMI Provident Trust Strategy Fund (the “Fund”). The Company was incorporated under the laws of Wisconsin on May 23, 1986.

The investment objective of the Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter, bonds and short-term securities with greater than 60 days to maturity are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  As of March 31, 2010, there were no securities that were internally fair valued.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), effective October 1, 2008. Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of March 31, 2010, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1 — Common Stocks	$96,208,502
Level 2 — Long-Term Corporate Bonds	6,675,806
Short-Term U.S. Treasury Securities	19,297,338
Total Level 2	25,973,144
Level 3 —	—
Total	$122,181,646

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

(b)
The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities. For the six month period ending March 31, 2010 there were no such securities.

(c)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(d)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(e)
The Fund may have investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(f)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(g)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(h)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Wisconsin, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing auhorities and, as of March 31, 2010, open Federal tax years include the tax years ended September 30, 2006 through 2009. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	The Fund changed its fiscal year from June 30 to September 30 in 2005.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has entered into a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and a director of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund pays 0.75% on the first $30,000,000 of the daily net assets, 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000.  The Fund is responsible for paying its proportionate share of the compensation, benefits and expenses of its Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Fund.

The Adviser entered into a sub-advisory agreement with Provident Trust Company (“PTC”) to assist it in the day-to-day management of the Fund.  PTC determines which securities will be purchased, retained or sold for the Fund.  The Adviser pays PTC a fee equal to 0.60% of the daily net assets up to $30,000,000 and 0.50% of the daily net assets over $30,000,000.

FMI is contractually obligated to reimburse the Fund for expenses over 2.00% of the daily net assets of the Fund.  For the six month period ending March 31, 2010, there were no contractual reimbursements required.  In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.00% of the Fund’s daily net assets.  These reimbursements amounted to $35,824 for the six month period ending March 31, 2010.  PTC in turn, pays to FMI 80% of the amount reimbursed by FMI.

FMI Provident Trust Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the six month period ending March 31, 2010, no such expenses were incurred.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)	Investment Transactions —

For the six month period ending March 31, 2010, purchases and proceeds of sales of investment securities (excluding short-term securities) were $33,745,140 and $24,419,340, respectively.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2009:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$83,819,439	$15,703,663	$400,943	$15,302,720	$ —	$ —

The difference between the cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the year ended September 30, 2009 and September 30, 2008, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in varying amounts through 2017), as of September 30, 2009, and tax basis post-October losses as of September 30, 2009, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2009				September 30, 2008
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$257,500	$ —	$3,841,981	$3,131,404	$586,973	$ —

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2009 which is designated as qualifying for the dividends received deduction is 98.1% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2009 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 98.1% (unaudited).

(6)	Subsequent Events —

Management has evaluated related events and transactions that occurred subsequent to March 31, 2010 through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

FMI Provident Trust Strategy Fund
ADVISORY AGREEMENT

On December 18, 2009, the Board of Directors of the FMI Provident Trust Strategy Fund (“Directors”) approved the continuation of the Fund’s investment advisory agreement with Fiduciary Management, Inc. (“FMI”) and its sub-advisory agreement with Provident Trust Company (“PTC”).  Prior to approving the continuation of the agreements, the Directors considered:

•	the nature, extent and quality of the services provided by FMI and PTC

•	the investment performance of the Fund

•	the cost of the services to be provided and profits to be realized by FMI and PTC from their relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect any economies of scale

•	the expense ratio of the Fund

•	the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by FMI and PTC, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by FMI and PTC to the Fund. The Directors concluded that FMI and PTC were providing essential services to the Fund.  In particular, the Directors concluded that FMI and PTC were preparing reports to shareholders in addition to those required by law, and were providing services to the Fund that were in addition to the services investment advisers typically provided non-mutual fund clients.

The Directors compared the performance of the Fund to the benchmark index over various periods of time and concluded that the performance of the Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report that concluded that FMI was realizing only a small profit from its relationship with the Fund because of the Fund’s small size and the reimbursement being made by FMI.  The Directors also reviewed reports comparing the Fund’s expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund’s expense ratio were within the range of comparable mutual funds.  The Directors noted that the investment advisory fee was adjusted if economies of scale were realized as the Fund grew.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars.  Based on these reports, the Directors concluded that the research obtained by PTC was beneficial to the Fund and that PTC was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Provident Trust Strategy Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
JOHN S. BRANDSER
GORDON H. GUNNLAUGSSON
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Provident Trust Strategy Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the FMI Mutual Funds, Inc. are periodically evaluated.  As of May 3, 2010, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the FMI Mutual Funds, Inc. are periodically evaluated.  There were no changes to FMI Mutual Funds’ internal control over financial reporting that occurred during the first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Mutual Funds, Inc.
Registrant

By       /s/Ted D. Kellner
Ted D. Kellner, Principal Executive Officer

Date   May 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Mutual Funds, Inc.
Registrant

By       /s/Ted D. Kellner
Ted D. Kellner, Principal Financial Officer

Date   May 3, 2010